UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): September 12, 2007
Fidelity National Information Services, Inc.
(Exact Name of Registrant as Specified in Charter)
1-16427
(Commission File Number)

Georgia	37-1490331

(State or Other Jurisdiction of Incorporation or Organization)	(IRS Employer Identification Number)

601 Riverside Avenue Jacksonville, Florida	32204

(Address of principal executive offices)	(Zip code)
Registrant’s Telephone Number, Including Area Code: (904) 854-8100
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement
     To the extent that such agreements constitute material definitive agreements, the descriptions of the terms of Amendment No. 1 and the Joinder (each of which is defined below) included in the text of Item 2.01 are incorporated into this Item 1.01 by this reference.
Item 2.01. Completion of Acquisition or Disposition of Assets.
     On September 12, 2007, Fidelity National Information Services, Inc., a Georgia corporation (“FIS”), completed its acquisition of eFunds Corporation, a Delaware corporation (“eFunds”). Pursuant to the Agreement and Plan of Merger (the “Merger Agreement”) dated as of June 26, 2007, among FIS, Agamemnon Merger Corp., a Delaware corporation and a wholly-owned subsidiary of FIS (“Merger Sub”), and eFunds, Merger Sub was merged with and into eFunds and eFunds continued as the surviving entity and a wholly-owned subsidiary of FIS (the “Merger”). The issued and outstanding shares of eFunds common stock, par value $0.01 per share (other than shares held by eFunds, FIS or any of their subsidiaries or shares as to which appraisal rights were validly exercised) were converted into the right to receive $36.50 per share in cash from FIS.
     More detailed descriptions of the Merger and the Merger Agreement are set forth in the definitive proxy statement filed by eFunds with the SEC in connection with the Merger on August 10, 2007. The foregoing summary of the Merger Agreement is not complete and is qualified in its entirety by reference to the text of the Merger Agreement, which was included as Exhibit 2.1 to eFunds’ Current Report on Form 8-K filed with the SEC on June 28, 2007.
     FIS funded the $1.8 billion purchase price with a combination of cash on hand and long-term debt in the form of a new $1.6 billion tranche of term loans denominated in U.S. Dollars (the “Term Loan B”) added to the existing credit facility of FIS under the Credit Agreement dated as of January 18, 2007 (the “Credit Agreement”), among FIS, JPMorgan Chase Bank, N.A., as Administrative Agent, Swing Line Lender and Letter of Credit Issuer (the “Agent”), Bank of America, N.A., as Swing Line Lender, and other financial institutions party thereto. Pursuant to Amendment No. 1 to Credit Agreement (“Amendment No. 1”), the Credit Agreement was amended effective September 12, 2007, to permit an increase in uncommitted incremental loans from $600 million to $2.1 billion (the “Uncommitted Incremental Loans”). Also on September 12, 2007, FIS, along with the Agent and certain lenders (the “Joinder Lenders”), entered into a Joinder Agreement (the “Joinder”), which allocated $1.6 billion of the Uncommitted Incremental Loans to the creation of the committed Term Loan B provided by the Joinder Lenders. The Credit Agreement, as amended by Amendment No. 1 and the Joinder, is referred to as the “Amended Credit Facility.”
     Substantially all of the domestic subsidiaries of FIS (other than the subsidiaries of eFunds) (the “Subsidiary Guarantors”) jointly and severally guaranteed the obligations of FIS under the Amended Credit Facility. Additionally, FIS and all of the Subsidiary Guarantors other than eFunds pledged certain equity interests they held in other entities (including certain of the direct and indirect subsidiaries of FIS) as collateral security for the obligations of FIS under the Amended Credit Facility (including the Term Loan B) and the obligations of the Subsidiary Guarantors under their guarantee. The pledge also serves to equally and ratably secure the obligations of FIS under FIS’s outstanding 4.75% notes due 2008.
     The Term Loan B will mature on January 18, 2014 and bear interest at a rate chosen by FIS of an applicable margin (which is greater than that applicable to the other loans under the Amended Credit Facility) plus either: (i) the greater of (x) the prime interest rate announced by JPMorgan Chase Bank and (y) the federal funds effective rate plus 0.5%; or (ii) adjusted LIBOR. As a result of the additional leverage incurred in connection with the eFunds acquisition, the applicable margin with respect to FIS’s existing loans under the Amended Credit Facility (excluding the Term Loan B) increased by 37.5 basis points. The principal balance of the Term Loan B is repayable in quarterly installments of $4,000,000 beginning on December 31, 2007.
     The Amended Credit Facility (including the Term Loan B) remains subject to customary affirmative, negative and financial covenants included in the Amended Credit Facility, including, among other things, limits on the creation of liens, limits on the incurrence of indebtedness, restrictions on investments and dispositions, limitations on dividends and other restricted payments, a minimum interest coverage ratio and a maximum leverage ratio. Upon an event of default under the Amended Credit Facility, the Administrative Agent can accelerate the maturity of all amounts borrowed under the Amended Credit Facility (including the Term Loan B). Events of default include the failure to pay principal and interest in a timely manner and breach of certain covenants.
     The foregoing does not constitute a complete summary of the terms of the Amended Credit Facility, Amendment No. 1 or the Joinder, and reference is made to the complete texts of the Credit Agreement, which is included as Exhibit 10.1 to FIS’s Current Report on Form 8-K filed with the SEC on January 19, 2007, Amendment No. 1, which is filed as Exhibit 10.1 hereto, and the Joinder, which is filed as Exhibit 10.2 hereto, all of which are incorporated herein by this reference.
Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
     The text of Item 2.01, which describes the Term Loan B received by FIS to fund the eFunds acquisition, is incorporated into this Item 2.03 by this reference.
Item 9.01. Financial Statements and Exhibits.
(a) Financial Statements of Business Acquired.

     To the extent required by this item, the financial statements of the business acquired by FIS will be filed by an amendment to this Current Report on Form 8-K within the time period required under Item 9.01(a)(4) of Form 8-K.
(b) Pro Forma Financial Information.
     To the extent required by this item, pro forma financial information will be filed by an amendment to this Current Report on Form 8-K within the time period required by Item 9.01(b)(2) of Form 8-K.
(d) Exhibits.

Exhibit No.

2.1	Agreement and Plan of Merger dated as of June 26, 2007, by and among Fidelity National Information Services, Inc., Agamemnon Merger Corp. and eFunds Corporation (incorporated by reference to eFunds Corporation’s current report on Form 8-K filed on June 28, 2007, File Number 1-31951, as Exhibit 2.1).*

10.1	Amendment No. 1 to Credit Agreement dated July 30, 2007, among Fidelity National Information Services, Inc., the lenders party thereto, JPMorgan Chase Bank, N.A., as Administrative Agent, Swing Line Lender and L/C Issuer and Bank of America, N.A., as Swing Line Lender.

10.2	Joinder Agreement dated as of September 12, 2007 among Fidelity National Information Services, Inc., the lenders party thereto and JPMorgan Chase Bank, N.A., as Administrative Agent.

*	Contents of the disclosure letter prepared in connection with the Merger Agreement have been omitted pursuant to Item 601(b)(2) of Regulation S-K. FIS will furnish a copy of the disclosure letter to the SEC upon request.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be filed on its behalf by the undersigned hereunto duly authorized.

Fidelity National Information Services, Inc.
Dated: September 18, 2007	By:	/s/ Todd C. Johnson
Todd C. Johnson
Senior Vice President and Corporate Secretary

Exhibit Index

Exhibit No.

2.1	Agreement and Plan of Merger dated as of June 26, 2007, by and among Fidelity National Information Services, Inc., Agamemnon Merger Corp. and eFunds Corporation (incorporated by reference to eFunds Corporation’s current report on Form 8-K filed on June 28, 2007, File Number 1-31951, as Exhibit 2.1).*

10.1	Amendment No. 1 to Credit Agreement dated July 30, 2007, among Fidelity National Information Services, Inc., the lenders party thereto, JPMorgan Chase Bank, N.A., as Administrative Agent, Swing Line Lender and L/C Issuer and Bank of America, N.A., as Swing Line Lender.

10.2	Joinder Agreement dated as of September 12, 2007 among Fidelity National Information Services, Inc., the lenders party thereto and JPMorgan Chase Bank, N.A., as Administrative Agent.

*	Contents of the disclosure letter prepared in connection with the Merger Agreement have been omitted pursuant to Item 601(b)(2) of Regulation S-K. FIS will furnish a copy of the disclosure letter to the SEC upon request.